September 3, 2002

Securities and Exchange Commission
Filer Support 2
Mail Stop 1-4
450 Fifth Street, N.W.
Washington DC 20549


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated September 3, 2002 of Tangent Solutions, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

/s/ Sweeney, Gates & Co.


Copy to: Vito Bellezza
                  President
                  Tangent Solutions, Inc.
                  6801 Powerline Road
                  Ft. Lauderdale FL 33309